UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 29, 2009
Intermec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 2.05 of our Current Report on Form 8-K dated April 29, 2009, we committed to a plan of restructuring on April 29, 2009. In connection with the realignment of certain business functions pursuant to that plan, we determined that certain officers will be leaving the Company later this year.
Michael A. Wills, Senior Vice President, Global Sales of our operating subsidiary, Intermec Technologies Corporation, will be leaving the Company on June 30, 2009. He remains in the position of Senior Vice President, Global Sales.
Fredric B. Anderson, our former Chief Accounting Officer, also will be leaving the Company. Robert J. Driessnack, our Chief Financial Officer, has assumed the responsibilities of principal accounting officer effective April 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc. (Registrant)
Date: April 30, 2009	By:	/s/ Robert J. Driessnack
Robert J. Driessnack
Senior Vice President and Chief Financial Officer